Rule 497(e)

Registration Nos. 333-143964 and 811-21944

First Trust Exchange-Traded Fund II

(the “Trust”)

First Trust Cloud Computing ETF

(the “Fund”)

Supplement To the Fund’s Prospectus and Summary Prospectus

December 19, 2022

Notwithstanding anything to the contrary in the Fund’s prospectus and summary prospectus, effective on or about December 19, 2022, according to the Index Provider, an additional step was added to the Index security weighting process which considers an issuer’s float adjusted market cap. Additionally, no Index security weight may be lower than 0.25%.

Please Keep this Supplement with your Fund Prospectus and Summary Prospectus